HEDGED EQUITY INCOME FUND (formerly, the Hedged Income Fund)
A:	AALIX
Investor:	APLIX
Institutional:	AILIX
SUMMARY PROSPECTUS		December 28, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://prospectus-express.newriver.com/summary.asp?doctype=pros&clientid=cavanalhill&fundid=14956P679. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 28, 2024, and most recent annual report, dated August 31, 2024, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

To seek current income with the potential for long-term capital appreciation with less volatility than the broad equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hedged Equity Income Fund. You may qualify for sales charge discounts if you and your family invest or agree to invest in the future, at least $200,000 in Cavanal Hill Funds. More information about these and other discounts is available from your financial professional and in the section “Initial Sales Charge (Bond and Equity Funds, Class A Shares Only)” on page 43 of the prospectus and “Contingent Deferred Sales Charges (CDSC-Class A Only)” on page 44 in the prospectus and in the section “Additional Purchase and Redemption Information” on page 34 of the Statement of Additional Information. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	A Shares	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%*	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	A Shares	Investor Shares	Institutional Shares
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	—
Other Expenses	0.61%	0.76%	0.76%
Shareholder Servicing Fees	0.10%	0.25%	0.25%
Total Annual Fund Operating Expenses	1.66%	1.81%	1.56%
Less Fee Waivers†	(0.31)%	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers	1.35%	1.35%	1.10%

*  Class A Shares are available with no front-end sales charge on investments of $200,000 or more. There is, however, a contingent deferred sales charge (CDSC) of 1.00% on any Class A Shares upon which a dealer concession was paid that are sold within one year of purchase.

†  The Adviser has contractually agreed to waive fees payable to it or reimburse certain expenses so that expenses (other than extraordinary expenses and any Acquired Fund Fees and Expenses) for each Class do not exceed 1.10%, plus class-specific fees until December 31, 2025. Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. Contractual waivers are in place for the period through December 31, 2025 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
A Shares	$336	$684	$1,056	$2,101
Investor Shares	$137	$525	$937	$2,089
Institutional Shares	$112	$448	$806	$1,817

Portfolio Turnover

The Hedged Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests primarily in dividend paying equity securities, with at least 80% of its net assets in income generating equity securities and equity-related instruments traded on U.S. exchanges. For purposes of this policy, the Fund includes common stocks and securities convertible into common stocks of companies with any market capitalization and sponsored or unsponsored American Depositary Receipts (ADRs). Under normal circumstances, the fund will seek to generate current income. Some of the income will be distributed to shareholders in the form of dividends from portfolio securities; income will also be generated from option premiums by writing (selling) call options on its portfolio securities, all of which will be covered calls. A covered call refers to a financial transaction in which the investor selling a call option owns an equivalent amount of the underlying security. The investor’s ownership of the long position in the asset is the “cover” because the seller can deliver the shares if the buyer of the call option chooses to exercise. The fund seeks to produce current income from dividends and, to a lesser extent, from option writing premiums. Because of the tax treatment options activity receives, call premium income may not be distributed to shareholders. The Fund will buy index and ETF put options as well as put options on individual securities in order to seek to both reduce volatility and provide downside market protection for the portfolio.

The portfolio management team of the Fund selects equity securities that it believes have strong earnings, cash flow and revenue growth prospects, industry leadership with a competitive advantage, strong management teams, understandable and observable fundamental dynamics, and can pay consistent and sustainable dividends. At the time of initial investment selection, common stocks will have a minimum market cap of $1 billion. The portfolio will typically invest in 25 to 40 holdings across multiple economic sectors and will not invest more than 35% of the fund’s net assets in any one such sector to diversify risk.

The extent of option writing activity will depend on the portfolio management team’s judgment regarding perceived value associated with security prices, market conditions, the attractiveness of writing call options on the fund’s stock holdings, and timing issues related to monthly option expiration dates. Writing covered calls produces income from premiums, a portion of which will be used to purchase puts which helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

The fund is required to pledge collateral for the covered call option trades and will hold the security as collateral for all such covered call option trades. Put options collateral is limited to the total cash paid for the option. The fund’s Custodian will segregate such collateral for the benefit of the counterparty. High levels of new investment inflow can lead to periods of higher cash levels, as investment opportunities are identified. Similarly, during periods in which stock markets advance, the exercise of options may result in higher cash levels.

The Fund is non-diversified, meaning it may invest in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund.

Purchase and sale decisions are based on the Adviser’s judgment about issuers, risk, prices of securities, market conditions, potential returns, and other economic factors.

Principal Investment Risks

Loss of money is a risk of investing in the Fund. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are:

•  Market Risk — The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

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•  Issuer Specific — The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, earnings and sales trends, investor perceptions, financial leverage or reduced demand for the issuer’s goods or services.

•  Derivative Risk — The risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•  Call Options Risk — Investments in call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of the underlying asset above the exercise price, but will bear the risk of declines in the value of the asset. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a call option, the Fund risks losing the entire premium invested if the value of the reference index or security is below (above) the call strike at maturity. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfil its obligations.

•  Put Option Risk — When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the put writer who may be unwilling or unable to perform its contractual obligations to the Fund.

•  Hedging Risk — The risk that the stocks in the portfolio may decrease in value more than the increase in value of the put options. Puts that are purchased on ETFs or indexes do not hedge the company-specific risk of stocks owned in the portfolio. Hedging may not be effective based on timing, the underlying instrument hedged, or duration of the hedge.

•  Limited Number of Holdings Risk — As a large percentage of a Fund’s assets may be invested in a limited number of securities, each investment has a greater effect on a Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the fund.

•  Non-Diversification Risk — Investments of a “non-diversified” mutual fund are not required to meet certain diversification requirements under Federal law. Compared with “diversified” portfolios, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.

•  Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•  Dividend Paying Security Risk — The fund’s investment in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stock of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

•  Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

•  Mid Cap Risk — The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•  Small Cap Risk — Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

•  Tax Risk — If positions held by the Fund were treated as “straddles” for federal income tax purposes, or a Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment or qualify for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are

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non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before or after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for A Shares and Institutional Shares will differ from the returns for Investor Shares (which are shown in the bar chart) because of differences in the expenses of each Class.

Annual Total Returns for Investor Shares (Periods Ended 12/31)

1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/24 to 9/30/24 was 9.39%.

This table compares the Fund’s average annual total returns for periods ended December 31, 2023 to those of the CBOE S&P 500 BuyWrite Monthly Index and the S&P 500 Index, which was added in response to rule changes with a compliance date of July 24, 2024. The CBOE S&P 500 BuyWrite Monthly Index demonstrates how the Fund’s performance compares with the returns of indices with similar investment objectives, whereas the S&P 500 Index is a broad-based index, which provides a benchmark reflecting the performance of the stock performance of the 500 largest companies listed on stock exchanges in the United States. The stated returns assume the highest historical federal marginal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans. After-tax returns are shown only for the Investor Class Shares and after-tax returns for other shares will vary.

Average Annual Total Returns (Periods Ended 12/31/23)	1 Year	Since Inception (12/28/20)
Investor Shares
Return Before Taxes	5.04%	3.42%
Return After Taxes on Distributions	4.14%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	2.36%
Institutional Shares
Return Before Taxes	5.42%	3.70%
A Shares
Return Before Taxes (With Load)	2.92%	2.72%
CBOE S&P 500 BuyWrite Monthly Index (reflects no deduction for expenses, fees or taxes)	11.82%	6.18%
S&P 500 Index	24.23%	8.47%
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Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund. Lavaca Capital, LLC serves as the investment sub-adviser for the Fund.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

Brandon R. Barnes, CFA, is a Senior Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2020.

Michael C. Schloss is a Vice President of Cavanal Hill Investment Management, Inc. and has been a Portfolio Manager of the Fund since 2020.

Scott Phillips is the Founder, and CEO & CIO of Lavaca Capital, LLC and has been a Portfolio Manager of the Fund since 2020.

Jacob Johnson is a Portfolio Manager at Lavaca Capital, LLC and has been a Portfolio Manager of the Fund since 2020.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Bond and Equity Funds
A Shares	None	None
Investor Shares	$100	None
Institutional Shares	$1,000	None

Shares may be purchased, sold (redeemed) or exchanged on any business day by:

•  Sending a written request by mail to the Funds Custodian: BOKF, NA, Attention: Cavanal Hill Funds, P.O. Box 182730, Columbus, Ohio 43218-2730.

•  Sending a written request by overnight mail to: Cavanal Hill Funds, c/o FIS Investor Services, LLC, 4249 Easton Way, Suite 400, Columbus, OH, 43219-6171.

•  Calling us at 1-800-762-7085 with instructions as to how you wish to complete the transaction (mail, wire, electronic transfer).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. In addition, if you purchase shares that do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution from a broker or other financial intermediary on an acting agency basis, you may be required to pay a commission in an amount charged and separately disclosed to you by such party.

CH-SU-HEI-1224

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